UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2015 (August 3, 2015)

Horizon Pharma Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	001-35238	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Connaught House, 1st Floor, 1 Burlington Road, Dublin 4, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: 011-353-1-772-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Items.

On August 3, 2015, Horizon Pharma, Inc., a Delaware corporation and a wholly owned subsidiary of Horizon Pharma plc, an Irish public limited company (“Horizon Pharma”), filed a lawsuit in the Superior Court of the State of California, County of Santa Clara, naming as defendants Depomed, Inc. (“Depomed”) and the members of its board of directors (the “Depomed Board”), Vicente J. Anido, Jr., Karen A. Dawes, Louis J. Lavigne, Jr., Samuel R. Saks, James A. Schoeneck, Peter D. Staple and David B. Zenoff. The lawsuit alleges that the adoption by the Depomed Board of the Rights Agreement dated as of July 12, 2015 between Depomed and Continental Stock Transfer & Trust Company, as Rights Agent (the “Rights Agreement”), and Sections 2(b), 2(c), 2(d), and 5(d) of Depomed’s Amended and Restated Bylaws, effective July 12, 2015 (the “Bylaws”), violates the General Corporation Law of the California Corporations Code, constitutes ultra vires acts and breaches the fiduciary duties of the members of the Depomed Board. The lawsuit seeks, among other things, an order (i) declaring that the Rights Agreement and Sections 2(b), 2(c), and 2(d) of the Bylaws are invalid under California law, (ii) declaring that the members of the Depomed Board breached their fiduciary duties by enacting the Rights Agreement and Sections 2(b), 2(c), 2(d), and 5(d) of the Bylaws, (iii) enjoining the members of the Depomed Board from relying on, implementing, applying or enforcing either the Rights Agreement or Sections 2(b), 2(c), 2(d), or 5(d) of the Bylaws, (iv) enjoining the members of the Depomed Board from taking any improper action designed to impede, or which has the effect of impeding, the proposal by Horizon Pharma to acquire Depomed in an all-stock transaction or the efforts of Horizon Pharma to acquire control of Depomed and (v) compelling the members of the Depomed Board to redeem the Rights Agreement or to render it inapplicable to Horizon Pharma. A copy of the complaint is attached hereto as Exhibit 99.1. The foregoing description is qualified in its entirety by reference to the text of such complaint and is incorporated herein by reference and constitutes part of this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Complaint filed by Horizon Pharma, Inc. on August 3, 2015 in the Superior Court of the State of California for the County of Santa Clara (exhibits have been omitted).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2015	HORIZON PHARMA PUBLIC LIMITED COMPANY

	By:	/s/ Paul W. Hoelscher
Paul W. Hoelscher
Executive Vice President, Chief Financial Officer

INDEX TO EXHIBITS

99.1	Complaint filed by Horizon Pharma, Inc. on August 3, 2015 in the Superior Court of the State of California for the County of Santa Clara (exhibits have been omitted).